                                                           UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D.C. 20549

                                                              FORM 8-K

                                                           CURRENT REPORT

                                               PURSUANT TO SECTION 13 OR 15(d) OF THE
                                                  SECURITIES EXCHANGE ACT OF 1934

                                                          October 22, 2003
                                          Date of Report (Date of earliest event reported)

                                                         ACXIOM CORPORATION
                                         (Exact Name of Registrant as Specified in Charter)

                          Delaware                          0-13163                   71-0581897
              (State or Other Jurisdiction of           (Commission File     (IRS Employer Identification No.)
                       Incorporation)                       Number)

            1 Information Way, P.O. Box 8180, Little Rock, Arkansas                                      72203-8180
                         (Address of Principal Executive Offices)                                        (Zip Code)

                                  Registrant's telephone number, including area code: 501-342-1000

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated October 22, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         See Item 12.      Results of Operations and Financial Condition.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 22, 2003, Acxiom Corporation (the "Company") issued a press release announcing the results of its financial performance for the quarter ending September 30, 2003.  The Company will hold a conference call at 4:30 p.m. CDT today to discuss this information further. Interested parties are invited to listen to the call, which will be broadcast via the Internet at
www.acxiom.com.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

         The Company's press release and other communications from time to time include certain non-GAAP financial measures.  A
"non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

         The attached press release utilizes a measure of free cash flow.  Free cash flow is defined as operating cash flow less cash used by investing activities excluding the impact of investments in joint ventures and other business alliances and cash paid and/or received in acquisitions and dispositions.  The Company's management believes that while free cash flow does not represent the amount of money available for the Company's discretionary spending since certain obligations of the Company must be funded out of free cash flow, it nevertheless provides a useful measure of operating performance for assessing the amount of cash available for general corporate and strategic purposes after funding operating activities and capital expenditures, capitalized software expenses, and deferred costs.

         The attached press release contains a quantitative reconciliation of free cash flow to the comparable GAAP measure, operating cash flow.  This non-GAAP financial measure may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

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                                                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 22, 2003

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Catherine L. Hughes
                                                        ---------------------------------------------
                                                     Name:      Catherine L. Hughes
                                                     Title:     Secretary

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                                                           EXHIBIT INDEX

    Exhibit Number                        Description

         99.1           Press Release of the Company dated October 22, 2003.

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